Exhibit 99.2 Driven Brands Receives Expected Notification of Deficiency from Nasdaq Related to Delayed Filing of Annual Report on Form 10-K for Fiscal Year 2025 CHARLOTTE, N.C., (BUSINESS WIRE) April 21, 2026 -- Driven Brands Holdings Inc. (NASDAQ: DRVN) (“Driven Brands” or the “Company”) today announced that it received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) on April 15, 2026 (the “Notice”). The Notice indicated that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) as a result of its delay in filing its Annual Report on Form 10-K for the period ended December 27, 2025 (the “2025 Form 10-K”) with the Securities and Exchange Commission (the “SEC”). The Listing Rule requires companies with securities listed on Nasdaq to timely file all required periodic reports with the SEC. The Notice from Nasdaq is standard practice in the event of a delayed periodic financial report filing. The Notice has no immediate effect on the listing or trading of the Company’s common stock on Nasdaq. In accordance with Nasdaq’s listing rules, the Company has 60 calendar days after the Notice, or until June 15, 2026, to submit a plan of compliance to Nasdaq addressing how the Company intends to regain compliance with the Listing Rule. Pursuant to the Notice, Nasdaq has the discretion to grant the Company up to 180 calendar days from the 2025 Form 10- K’s due date or until October 12, 2026, for the Company to regain compliance with the Listing Rule. The Company is working diligently to complete the review and expects to file the 2025 Form 10- K before June 15, 2026. About Driven Brands Driven Brands™, headquartered in Charlotte, NC, is the largest automotive services company in North America, providing a range of consumer and commercial automotive services, including oil change, paint, collision, glass, vehicle repair, and maintenance. Driven Brands is the parent company of some of North America’s leading automotive service businesses including Take 5 Oil Change®, Meineke Car Care Centers®, Maaco®, 1-800-Radiator & A/C®, Auto Glass Now®, and CARSTAR®. Disclosure Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this press release are forward-looking statements. In particular, forward-looking statements include, among other things, statements relating to our beliefs and expectations relating to the timing of the filing of the 2025 Form 10-K. These forward-looking statements are not guarantees of future results and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, a material delay in the Company’s financial reporting, uncertainties about the timing of the Company’s submission of a compliance plan, Nasdaq’s acceptance of any such plan, the duration of any extension that may be granted by Nasdaq, the risk that the Company will be unable to meet Nasdaq’s continued listing requirements. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this report, except as required by applicable law or regulation. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Contacts Shareholder/Analyst inquiries: Steve Alexander stephen.alexander@drivenbrands.com (972) 467-6180 Media inquiries: Michelle Appleyard michelle.appleyard@drivenbrands.com (704) 644-8129